Execution Version AMENDMENT NO. 13 TO CREDIT AGREEMENT AMENDMENT NO. 13 TO CREDIT AGREEMENT, dated as of July 31, 2025 (this “Amendment”), among VAIL HOLDCO SUB LLC, a Delaware limited liability company (“Holdings”), AVANTOR FUNDING, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, GOLDMAN SACHS BANK USA, as administrative agent and collateral agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below), Swing Line Lender and an L/C Issuer, and the other Lenders and L/C Issuers party hereto. W I T N E S S E T H: WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of November 21, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of November 27, 2018, as amended by Amendment No. 2 to Credit Agreement, dated as of June 18, 2019, as amended by Amendment No. 3 to Credit Agreement, dated as of January 24, 2020, as amended by Amendment No. 4 to Credit Agreement, dated as of July 14, 2020, as amended by Amendment No. 5 to Credit Agreement, dated as of November 6, 2020, as amended by Amendment No. 6 to Credit Agreement, dated as of June 10, 2021, as amended by Amendment No. 7 to Credit Agreement, dated as of July 7, 2021, as amended by Amendment No. 8 to Credit Agreement, dated as of November 1, 2021, as amended by Amendment No. 9 to Credit Agreement, dated as of April 7, 2022, as amended by Amendment No. 10 to Credit Agreement, dated as of March 17, 2023, as amended by Amendment No. 11 to Credit Agreement, dated as of June 29, 2023, as amended by Amendment No. 12 to Credit Agreement, dated as of April 2, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement); WHEREAS, Holdings and the Borrower have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein; and WHEREAS, Section 10.01 of the Credit Agreement permits amendments to extend the Commitment of any Lender with the written consent of the Administrative Agent, Holdings, the Borrower and each Lender holding such an affected Commitment; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I Amendments Subject to the occurrence of the Amendment No. 13 Effective Date, the Credit Agreement is hereby amended as follows: (a) The following definitions are hereby added in the appropriate alphabetical order in Section 1.01 of the Credit Agreement:

-2- “Amendment No. 13” means Amendment No. 13 to this Agreement, dated as of July 31, 2025. “Amendment No. 13 Effective Date” means July 31, 2025. “Springing Maturity Threshold” has the meaning set forth in the definition of “Springing Maturity Condition”. “Springing Maturity Threshold Reversion Date” has the meaning set forth in the definition of “Springing Maturity Condition”. (b) The definition “Springing Maturity Condition” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as follows: ““Springing Maturity Condition” shall mean that, on the Springing Maturity Date with respect to any applicable Class of Term Loans or the Senior Secured Notes, as applicable, Term Loans of such Class or Senior Secured Notes, as applicable, having an aggregate principal amount in excess of $400,000,000 (the “Springing Maturity Threshold”) have not been repurchased (and terminated), repaid or refinanced with (v) Permitted Specified Refinancing Debt, (w) net cash proceeds of an issuance of Qualified Equity Interests of the Borrower that is issued to a Person other than a Subsidiary of the Borrower, (x) internally generated cash, (y) a capital contribution to the Borrower from a Person other than a Subsidiary of the Borrower and/or (z) the proceeds of any Borrowing under the Revolving Credit Facility; provided that, with respect to the Senior Secured Notes only, for the period from the Amendment No. 13 Effective Date through September 8, 2025 (such date the “Springing Maturity Threshold Reversion Date”), the Springing Maturity Threshold shall be $800,000,000 and, for the avoidance of doubt, on the Springing Maturity Threshold Reversion Date, the Springing Maturity Threshold with respect to the Senior Secured Notes shall revert to $400,000,000.” (c) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as follows: ““Springing Maturity Date” means (i) with respect to the Incremental B-6 Dollar Term Loans, the date that is 91 days before the seventh anniversary of the Incremental B-4 Dollar Term Loan Amendment Effective Date, (ii) with respect to the Incremental B-4 Euro Term Loans, the date that is 91 days before the seventh anniversary of the Amendment No. 6 Effective Date, (iii) with respect to the Incremental B-5 Euro Term Loans, the date that is 91 days before the fifth anniversary of the Amendment No. 6 Effective Date and (iv) with respect to the Senior Secured Notes, either (x) the date that is 91 days prior to November 1, 2025 or (y) after the Amendment No. 13 Effective Date, the Springing Maturity Threshold Reversion Date.” ARTICLE II Conditions to Effectiveness Section 2.1. This Amendment shall become effective on the date (the “Amendment No. 13 Effective Date”) on which:

-3- (a) The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) each affected Revolving Credit Lender, (iii) each affected L/C Issuer, (iv) the Swing Line Lender, and (v) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. (b) The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of this Amendment or on such earlier date, as the case may be. (c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment or from the application of the proceeds therefrom. ARTICLE III Representations and Warranties. Section 3.1. To induce each New Revolving Credit Lender to enter into this Amendment, each Loan Party represents and warrants that: (a) Organization; Power. Each Loan Party (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party, except, in the case of clause (i) (other than with respect to Holdings and the Borrower), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by the Enforcement Qualifications. (c) Loan Document Representations and Warranties. Before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the Amendment No. 11 Effective Date and except that the representations and warranties which by their terms are made as of an earlier date are true and correct in all material respects only as of such specified date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of this Amendment or on such earlier date, as the case may be.

-4- (d) No Default or Event of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. ARTICLE IV Miscellaneous Section 4.1. Effect of Amendment. (a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. (b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings, the Borrower and the other Loan Parties under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment. (c) The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. Section 4.2. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 4.3. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

-5- Section 4.4. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment. Section 4.5. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its prior guarantee of the Obligations under each Guaranty, as applicable, and its prior grant of Liens on the Collateral to secure the applicable Obligations pursuant to the Collateral Documents. [signature pages follow]

[Signature Page to Amendment No. 13] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written. AVANTOR FUNDING, INC., as Borrower By: Name: Scott K. Baker Title: Vice President and Assistant Secretary VAIL HOLDCO SUB LLC, as Holdings By: Name: Scott K. Baker Title: Secretary VWR CHEMICALS, LLC AVANTOR FLUID HANDLING, LLC VWR GLOBAL HOLDINGS, INC. NUSIL ACQUISITION CORP. NUSIL TECHNOLOGY LLC NUSIL INVESTMENTS LLC APPLIED SILICONE COMPANY LLC MOREHOUSE-COWLES LLC SITECH NUSIL, LLC PURITAN PRODUCTS, INC. AVANTOR PERFORMANCE MATERIALS INTERNATIONAL, LLC AVANTOR PERFORMANCE MATERIALS, LLC VWR INTERNATIONAL, LLC VWR MANAGEMENT SERVICES LLC RELIABLE BIOPHARMACEUTICAL, LLC, each as a Guarantor By: Name: Scott K. Baker Title: Secretary VWR CORPORATION VWR FUNDING, INC. VWR INTERNATIONAL HOLDINGS, INC., each as a Guarantor By: Name: Scott K. Baker Title: Assistant Secretary /93<;658"08=479:4"2/+")$$11'&-#0.-,#&&*0#,(-1#/-'%$*'-(*%%

[Signature Page to Amendment No. 13] Accepted and Acknowledged: GOLDMAN SACHS BANK USA, as Administrative Agent By: Name: Luke Qiu Title: Authorized Signatory

[Signature Page to Amendment No. 13] Restricted - External Barclays Bank PLC, as Revolving Credit Lender and an LC Issuer By: Name: Ronnie Glenn Title: Director

[Signature Page to Amendment No. 13] BANK OF AMERICA, N.A., as Revolving Credit Lender and an L/C Issuer By: Name: Darren Merten Title: Director

[Signature Page to Amendment No. 13] MIZUHO BANK, LTD., as Revolving Credit Lender By: Name: Tracy Rahn Title: Managing Director

[Signature Page to Amendment No. 13] Sumitomo Mitsui Banking Corporation, as Revolving Credit Lender By: Name: Cindy Hwee Title: Director

[Signature Page to Amendment No. 13] RESTRICTED HSBC Bank USA, National Association as Revolving Credit Lender By: Name: Virginia Cosenza Title: Senior Vice President #23310 +/2./1/- #()%'," =&30 75; 6468 58<74<49%$*>